Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Renew Financial Group LLC
555 12th Street, Suite 1650
Oakland, California 94607

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of PACE assets in connection with the proposed offering of Renew 2024-2, Series 2024-2 Notes. Renew Financial Group LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Assessment File and Statistical Bond File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Assessment File and Statistical Bond File. Additionally, Nomura Securities International, Inc. and ING Financial Markets, LLC (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On August 23, 2024, representatives of the Company provided us with (i) a computer-generated PACE assessment data file and related record layout with respect to 2,523 residential PACE assessments (the “Statistical Assessment File”) and (ii) a computer-generated PACE bond data file with respect to 164 PACE bonds (the “Statistical Bond File”). At your instruction, we randomly selected (i) 100 residential PACE assessments from the Statistical Assessment File (the “Sample Assessments”) and (ii) 10 PACE bonds with a “program identification code” of “CaliforniaFirst” on the Statistical Bond File (the “Sample Bonds”).

At the Company’s instruction, we performed certain comparisons and recomputations for each Sample Assessment and Sample Bond relating to the PACE assessment characteristics (the “Sample Assessment Characteristics”) and the PACE bond characteristics (the “Sample Bond Characteristics”), respectively, set forth on the Statistical Assessment File or Statistical Bond File, as applicable, and indicated below.

Sample Assessment Characteristics

Applicant ID (for informational purposes only) Original assessment amount Property city Property state Property zip code Property county Recording date Original annual tax payment Project cost	Rate Original term Initial year on tax roll Maturity year Original reserve fund amount* Loan-to-value ratio Combined loan-to-value ratio Assessment loan-to-value ratio

* For Sample Assessments with a property state of California set forth on or derived the Original Assessment Amount Documentation only.

We compared Sample Assessment Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Notice of Assessment” or “Memorandum of PACE Financing Agreement” (collectively, the “Original Assessment Amount Documentation”).

We compared Sample Assessment Characteristic 9. to the corresponding information set forth on or derived from the “Completion Certificate” or the “Agreement to Pay Assessment and Finance Improvements.”

We compared Sample Assessment Characteristics 10. through 14. to the corresponding information set forth on or derived from the “Financing Agreement” or Agreement to Pay Assessment and Finance Improvements.

With respect to Sample Assessment Characteristic 15., we recomputed the loan-to-value ratio by dividing the “mortgage balance” by the “property value” (each as set forth on the Statistical Assessment File). We compared the results of such recalculations to the loan-to-value ratio set forth on Statistical Assessment File.

With respect to Sample Assessment Characteristic 16., we recomputed the combined loan-to-value ratio by dividing (i) the sum of the (a) mortgage balance (as set forth on the Statistical Assessment File) and (b) original assessment amount (as set forth on the Original Assessment Amount Documentation) by (ii) the property value (as set forth on the Statistical Assessment File). We compared the results of such recalculations to the combined loan-to-value ratio set forth on Statistical Assessment File.

With respect to Sample Assessment Characteristic 17., we recomputed the assessment loan-to-value ratio by dividing (i) the sum of the (a) original assessment amount (as set forth on the Original Assessment Amount Documentation) and (b) prior assessment amounts (as set forth on the Statistical Assessment File) by (ii) the property value (as set forth on the Statistical Assessment File). We compared the results of such recalculations to the assessment loan-to-value ratio set forth on Statistical Assessment File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Sample Assessment Characteristic 7., differences of 30 days or less are deemed to be “in agreement.”

Sample Bond Characteristics

Bond name Coupon Maturity date	First payment date Original principal balance Term (5 / 10 / 15 / 20 / 25 / 30)

We compared Sample Bond Characteristics 1. through 6. to the corresponding information set forth on or derived from the “Supplemental Indenture.”

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Sample Bond Characteristic 4., for each of the Sample Bonds, we observed a difference with respect to the first payment date set forth on the Statistical Bond File when compared to the first payment date set forth on the Supplemental Indenture. For each of the Sample Bonds, we were instructed to perform an additional procedure and determine the first payment date using (i) certain methodologies provided to us by the Company and (ii) the “initial tax year” for the related PACE assessments set forth on the Statistical Assessment File. We compared such first payment date (as determined above) to the corresponding information set forth on the Statistical Bond File.

The PACE assessment and PACE bond documents described above, and any other related documents used in support of the Sample Assessment Characteristics and Sample Bond Characteristics, as applicable, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assessments and Sample Bonds.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Sample Assessment Characteristics and Sample Bond Characteristics set forth on the Statistical Assessment File and Statistical Bond File, as applicable, were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the residential PACE assessments and the related PACE bonds underlying the Statistical Assessment File or the Statistical Bond File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the residential PACE assessments and the related PACE bonds or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Assessment File and Statistical Bond File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 9, 2024